UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 5, 2022, Cerberus Cyber Sentinel Corporation (the “Company”) entered into a Stock Purchase Agreement (the “True Digital Stock Purchase Agreement”) with certain shareholders of True Digital Security Inc., a Delaware corporation (“True Digital”), and an Agreement and Plan of Merger (the “True Digital Merger Agreement”) with True Digital and certain of its other shareholders. On January 19, 2022, the transactions contemplated by the True Digital Stock Purchase Agreement and the True Digital Merger Agreement were consummated, with True Digital becoming a wholly owned subsidiary of the Company. In connection with consummation of the transactions, the Company paid aggregate consideration of $6,153,000 in cash and 8,229,000 shares of the Company’s common stock.

True Digital is a managed cybersecurity and compliance provider dedicated to the advancement of security in an increasingly connected world. Through integrated services and deep visibility, True Digital helps organizations manage risk and compliance. From its own U.S.-based Security Operations Center and Network Operations Center, True Digital manages client networks and endpoints, including cybersecurity monitoring and cyber incident response. Additionally, True Digital enables both regulated and unregulated companies to redefine their security operations and establishes a holistic viewpoint of their IT, cybersecurity, and compliance operations through TrueSpeed, its proprietary IT-Security Compliance Operational Intelligence Platform.

The foregoing description does not purport to describe all of the terms and provisions of the True Digital Stock Purchase Agreement and the True Digital Merger Agreement, which were filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2022, and are incorporated herein by reference.

Item 8.01. Other Events

On January 20, 2022, the Company issued a press release announcing consummation of the transactions described in Item 1.01 of this Report.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Press release dated January 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

January 20, 2022

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